Exhibit 10.1

MANAGEMENT SERVICES AGREEMENT

This MANAGEMENT SERVICES AGREEMENT, dated as of October 26, 2006 (this “Agreement”), is made by and among Rover Holdings Corp., a Delaware corporation (‘”Parent”), PETCO Animal Supplies Stores, Inc., a Delaware corporation (“PETCO Stores” and, following the Downstream Merger (as defined below), together with Parent, the “Companies”), Leonard Green & Partners, L.P., a Delaware limited partnership (“LGP”), TPG GenPar IV, L.P., a Delaware limited partnership, TPG GenPar V, L.P., a Delaware limited partnership (collectively, “TPG” and, together with LGP, the “Principal Advisors”), and Freeman Spogli & Co. V, L.P., a Delaware limited partnership (“FS” and, together with the Principal Advisors, the “Advisors”).

WHEREAS, as of the date of this Agreement, pursuant to an Agreement and Plan of Merger, dated as of July 13, 2006 (the “Merger Agreement”), by and among PETCO Animal Supplies, Inc. (“PETCO”). Parent, and Rover Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Merger Sub has merged with and into PETCO, with PETCO surviving (the “Acquisition Merger”);

WHEREAS, following the Acquisition Merger, pursuant to an Agreement and Plan of Merger, dated as of October 25, 2006, by and between PETCO and PETCO Stores, PETCO has merged with and into PETCO Stores, with PETCO Stores surviving (the “Downstream Merger”):

WHEREAS, in connection with the Acquisition Merger, investors contributed an aggregate of $765,000,000 of equity, consisting of: (i) $181,250,000 by TPG Partners IV, L.P. (“TPG IV”): (ii) $181,250,000 by TPG Partners V, L.P. (“TPG V”): (iii) $199,282,500 by Green Equity Investors IV, L.P. (“GEI IV”): (iv) $75,000,000 by FS Equity Partners V, L.P. and FS Affiliates V, L.P.; and (v) $128,217,500 by GSMP 2006 Onshore US, Ltd., GSMP 2006 Offshore US, Ltd., GSMP 2006 Institutional US, Ltd., management of PETCO and certain other investors (collectively, the “Co-Investors”): and

WHEREAS, the Companies desire to retain the Advisors to provide certain management and advisory services to the Companies, and the Advisors desire to provide such services on the terms set forth below.

NOW, THEREFORE, in consideration of the mutual promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, the parties, intending to be legally bound, hereby agree as follows:

1.	Retention of Services

1.1 Investment Banking Services. Subject to the terms and conditions of this Agreement, the Companies hereby retain the Principal Advisors, and the Principal Advisors hereby agree to be retained by the Companies, to provide investment banking services to the Companies (the “Investment Banking Services”).

1.2 General Services. Subject to the terms and conditions of this Agreement, the Companies hereby retain the Advisors, and the Advisors hereby agree to be retained by the

Companies, to provide management, consulting and financial planning services to the Companies on an ongoing basis in connection with the operation and growth of the Companies in the ordinary course of their businesses during the term of this Agreement (the “General Services”).

1.3 Major Transaction Services. Subject to the terms and conditions of this Agreement, the Companies hereby retain the Principal Advisors, and the Principal Advisors hereby agree to be retained by the Companies, to provide financial advisory and investment banking services to the Companies in connection with major financial transactions that may be undertaken from time to time in the future (“Major Transaction Services” and, together with the Investment Banking Services and General Services, the “Services”).

2.	Compensation

2.1 General Services Fee.

(a) In consideration of the General Services, the Companies, jointly and severally, hereby agree to pay the Advisors (or their designee or designees) an aggregate annual fee (the “Annual Fee”) payable in cash equal to $7,000,000. The Annual Fee will be divided among the Advisors as follows:

(i) TPG will be entitled to 57.26% of the Annual Fee (the “TPG Fee”), 40% of which is in respect of the investment by TPG IV, 40% of which is in respect of the investment by TPG V and the remainder of which is in respect of the investment by the Co-Investors; provided, that TPG may, in its sole discretion, pay, or direct the Companies to pay, any portion of the TPG Fee to any third-party in respect of services provided from time to time by such third party to the Companies.

(ii) LGP will be entitled to 37.06% of the Annual Fee (the “LGP Fee”); provided, that LGP may, in its sole discretion, pay, or direct the Companies to pay, any portion of the LGP Fee to any third-party in respect of services provided from time to time by such third party to the Companies.

(iii) For so long as FS Equity Partners V, L.P. (together with FS Affiliates V, L.P., “FS V”) owns an aggregate number of Common Shares of Parent (as defined in the Stockholders Agreement, dated as of the date hereof (as amended from time to time, the “Stockholders Agreement”), by and among Parent, Green Equity Partners IV, L.P. (“GEI IV”), TPG Partners IV, L.P. (“TPG IV”). TPG Partners V, L.P. (“TPG V” and, together with TPG IV and GEI IV, the “Sponsors”). FS V and the other parties thereto), in each case, equal to at least 75% of the number of Common Shares owned by FS V as of the date hereof (as adjusted from time to time as a result of (x) the sale of Shares (as defined in the Stockholders Agreement) by FS V on a pro rata basis with the Sponsors and their respective affiliates but taking into account any failure by FS V to exercise any preemptive rights under the Stockholders Agreement or (y) Section 8.2 of the Stockholders Agreement), FS will be entitled to 5.68% of the Annual Fee (the “FS Fee”): provided that, so long as FS is entitled to receive the FS Fee, FS may, in its sole discretion, pay, or direct the Companies to pay, any portion of the FS Fee to any third-party in respect of services provided from time to time by such third party to the Companies, In the event that FS is no longer entitled to receive the FS Fee, the FS Fee shall be allocated to LGP.

(b) The Annual Fee shall be payable by the Companies in equal monthly installments in advance, on the first business day of each month commencing on the first such day following the date of this Agreement, without regard to the amount of services actually performed by the Advisors.

2.2 Major Transaction Services Fee. In consideration of any Major Transaction Services provided by the Principal Advisors from time to time, the Companies hereby agree to pay the Principal Advisors normal and customary fees for services of like kind as agreed by the Principal Advisors and the Companies, taking into consideration all relevant factors, including, but not limited to, the size and complexity of the subject transaction, the time devoted to providing such services and the value of the Principal Advisors’ investment banking expertise and relationships within the business and financial community.

2.3 Structuring Fee. In connection with the services provided to the Companies and PETCO in connection with the transactions contemplated by the Merger Agreement, the Companies, jointly and severally, shall pay to the Principal Advisors in cash concurrently with the execution and delivery of this Agreement an aggregate structuring fee of $25,000,000, which shall be allocated as follows:

(i) $14,315,844 to TPG, 40.3% of which is in respect of the investment by TPG IV and 40.6% of which is in respect of the investment by TPG V and the remainder of which is in respect of the investment by the Co-Investors; and

(ii) $10,684,156 to LGP, 63.2% of which is in respect of the investment by GEI IV and the remainder of which is in respect of the investment by the Co-Investors.

2.4 Expenses. In addition to the fees to be paid to the Advisors pursuant to this Agreement, the Companies, jointly and severally, hereby agree to pay to, or on behalf of, the Advisors, promptly when billed, all reasonable out-of-pocket expenses incurred by the Advisors (or submitted by the Advisors on behalf of other persons that incurred such expenses) in connection with the Services rendered pursuant to this Agreement. Such expenses shall include, among other things, fees and disbursements of counsel, travel expenses, word processing charges, messenger and duplicating services, telephone and facsimile expenses and other customary expenditures.

3.	Term

3.1 Termination: Acceleration Upon Change of Control or Public Offering Event. This Agreement shall terminate on the tenth (10th) anniversary of the date of this Agreement; provided, however, that on each anniversary of the date of this Agreement, the term of this Agreement shall be extended automatically for one additional year, unless at least three months prior to such anniversary the Principal Advisors have delivered to the Companies or the Companies have delivered to the Principal Advisors written notice of its desire not to extend the term of this Agreement. Notwithstanding the foregoing, in the event of a Change of Control (as defined below) or Public Offering Event (as defined in the Stockholders Agreement), this Agreement shall terminate and all amounts payable under this Agreement during the term of this Agreement, as extended from time to time pursuant to this Section 3.1, discounted to present value at the date of such acceleration, shall become immediately due and payable.

As used in this Agreement, “Change of Control” means any transaction shall occur, including an equity sale, merger or consolidation of any of the Companies with or into any entity or any sale, transfer or other conveyance, whether direct or indirect, of all or substantially all of the assets of the Companies, on a consolidated basis, whether in one transaction or a series of related transactions, if, immediately after giving effect to such transaction(s), the Principal Advisors and their affiliates, in the aggregate, cease to own, directly or indirectly, at least 50% of the aggregate number of shares of common stock of the Companies.

3.2 Survival of Certain Obligations. Notwithstanding any other provision of this Agreement, the joint and several obligations of the Companies to pay amounts due pursuant to Section 2 of this Agreement with respect to periods prior to the termination of this Agreement and the provisions of Sections 4 and 5 of this Agreement shall survive any termination of this Agreement.

4.	Decisions/Authority of the Advisor

4.1 Limitation on the Advisors’ Liability. The Companies reserve the right to make all decisions with regard to any matter upon which the Advisors have rendered advice and consultation, and there shall be no liability to the Advisors for any such advice accepted by the Companies.

4.2 Independent Contractor. The Advisors shall act solely as independent contractors and shall have complete charge of their respective personnel engaged in the performance of the Services. As independent contractors, the Advisors shall have authority only to act as advisors to the Companies and shall have no authority to enter into any agreement or to make any representation, commitment or warranty binding upon either of the Companies or to obtain or incur any right, obligation or liability on behalf of either of the Companies. Nothing contained in this Agreement shall cause the Advisors or any of their respective partners or members or any of their respective affiliates, investment managers, investment advisors or partners to be deemed partners of or joint venturers with either Company.

5.	Indemnification

5.1 Indemnification/Reimbursement of Expenses. The Companies, jointly and severally, hereby agree to (i) indemnify each of the Advisors and their respective partners and members, any of their respective affiliates, and the partners, directors, officers, employees, agents and controlling persons of each of the Advisors and their respective partners and members and any of their respective affiliates (collectively, the “Indemnified Parties”), to the fullest extent permitted by law, from and against any and all losses, claims, damages and liabilities, joint or several, to which any Indemnified Party may become subject, caused by, related to or arising out of the Services or any other advice or services contemplated by this Agreement or the engagement of the Advisors pursuant to, and the performance by the Advisors of the Services contemplated by, this Agreement, and (ii) promptly reimburse each Indemnified Party for all costs and expenses (including reasonable and documented attorneys’ fees and expenses), as incurred, in connection with the investigation of, preparation for or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party and whether or not such claim, action or proceeding is initiated or brought by or on behalf of either of the Companies and whether or not resulting in any liability.

5.2 Limited Liability. None of the Companies shall be liable under the indemnification contained in Section 5.1 of this Agreement to the extent that such loss, claim, damage, liability, cost or expense is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Advisor’s bad faith or gross negligence. The parties further agree that no Indemnified Party shall have any liability (whether direct or indirect, in contract, tort or otherwise) to either of the Companies, holders of its securities or its creditors related to or arising out of the engagement of the Advisors pursuant to, or the performance by the Advisors of the Services contemplated by, this Agreement, except to the extent that any loss, claims, damage, liability, cost or expense is found in a non-appealable judgment by a court of competent jurisdiction to have resulted from any such Advisor’s bad faith or gross negligence.

6.	Miscellaneous

6.1 Assignment. None of the parties hereto shall assign this Agreement or the rights and obligations hereunder, in whole or in part, without the prior written consent of the other parties; provided, however, that, without obtaining such consent, any of the Advisors may assign this Agreement or its rights and obligations hereunder to (i) any of its respective affiliates; (ii) any of its respective investment managers, investment advisors or partners or any principal or beneficial owner of any of the foregoing; or (iii) any investment fund, investment account or investment entity whose investment manager, investment advisor or partner, or any principal or beneficial owner of any of the foregoing, is such Advisor or any person identified in clauses (i) or (ii) above. Subject to the foregoing, this Agreement will be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns, and no other person shall acquire or have any right hereunder or by virtue of this Agreement.

6.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts made and performed within the State of Delaware without regard to principles of conflict of laws.

6.3 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any such terms, provisions, covenants or restrictions which may be hereafter declared invalid, illegal, void or unenforceable.

6.4 Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all written or verbal representations, warranties, commitments and other understandings with respect to the subject matter of this Agreement prior to the date of this Agreement.

6.5 Further Assurances. Each party hereto agrees to use all reasonable efforts to obtain all consents and approvals and to do all other things necessary to consummate the transactions contemplated by this Agreement. The parties agree to take such further action and to deliver or cause to be delivered any additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Agreement and the agreements and transactions contemplated hereby.

6.6 Attorneys’ Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision of this Agreement is validly asserted as a defense, the prevailing party, as determined by a court of competent jurisdiction, shall be entitled to recover reasonable and documented attorneys’ fees in addition to any other available remedy.

6.7 Headings. The headings in this Agreement are for convenience and reference only and shall not limit or otherwise affect the meaning of this Agreement.

6.8 Amendment and Waiver. No amendment or waiver of any term, provision or condition of this Agreement will be effective, unless in writing and executed by the Principal Advisors and the Companies; provided, that any Advisor may waive any portion of any fee to which it is entitled pursuant to this Agreement; provided, further, that the Principal Advisors and the Companies may not amend Section 2.1(a)(iii) or this Section 6.8 without the prior written consent of FS. No waiver on any one occasion will extent to or affect or be construed as a waiver of any right or remedy on any future occasion. No course of dealing of any person nor any delay or omission in exercising any right or remedy will constitute an amendment of this Agreement or a waiver of any right or remedy of any party hereto.

6.9 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Management Services Agreement as of the date first appearing above.

LEONARD GREEN & PARTNERS, L.P.

By:	LGP Management, Inc., its General Partner

By:	/s/ John M. Baumer
	Name:	John M. Baumer
	Title:	Senior Vice President

TPG GENPAR IV, LLC

By:	TPG Advisors IV, Inc.

By:
Name:
Title:

TPG GENPAR V, LLC

By:	TPG Advisors V, Inc.

By:
Name:
Title:

FREEMAN SPOGLI & CO. V, L.P.

By:	Freeman Spogli & Co. V, LLC, its General Partner

By:
Name:
	Title:	Managing Member

Management Services Agreement

IN WITNESS WHEREOF, the parties have executed this Management Services Agreement as of the date first appearing above.

LEONARD GREEN & PARTNERS, L.P.

By:	LGP Management, Inc., its General Partner

By:
Name:
Title:

TPG GENPAR IV, LLC

By:	TPG Advisors IV, Inc.

By:	/s/ Clive Bode
	Name:	Clive Bode
	Title:	Vice President

TPG GENPAR V, LLC

By:	TPG Advisors V, Inc.

By:	/s/ Clive Bode
	Name:	Clive Bode
	Title:	Vice President

FREEMAN SPOGLI & CO. V, L.P.

By:	Freeman Spogli & Co. V, LLC, its General Partner

By:
Name:
	Title:	Managing Member

Management Services Agreement

IN WITNESS WHEREOF, the parties have executed this Management Services Agreement as of the date first appearing above.

LEONARD GREEN & PARTNERS, L.P.

By:	LGP Management, Inc., its General Partner

By:
Name:
Title:

TPG GENPAR IV, LLC

By:	TPG Advisors IV, Inc.

By:
Name:
Title:

TPG GENPAR V, LLC

By:	TPG Advisors V, Inc.

By:
Name:
Title:

FREEMAN SPOGLI & CO. V, L.P.

By:	Freeman Spogli & Co. V, LLC, its General Partner

By:	/s/ James F. Simmons
	Name:	James F. Simmons
	Title:	Managing Member

Management Services Agreement

PETCO ANIMAL SUPPLIES STORES, INC.

By:	/s/ Edward J. Leonard
	Name:	Edward J. Leonard
	Title:	Vice President, Finance

ROVER HOLDINGS CORP.

By:	/s/ John Baumer
	Name:	John Baumer
	Title:	Senior Vice President

Management Services Agreement

PETCO ANIMAL SUPPLIES STORES, INC.

By:	/s/ Bruce C. Hall
	Name:	Bruce C. Hall
	Title:	President

ROVER HOLDINGS CORP.

By:	/s/ John M. Baumer
	Name:	John Baumer
	Title:	Vice President

Management Services Agreement